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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements File Nos. 33-27291, 33-77874, 33-78984, 33-82720 and
333-00261 on Form S-8.


/s/ Arthur Andersen LLP




San Jose, California
March 27, 1998